UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

Money Market Funds

UBS Cashfund Inc.
Semiannual Report
September 30, 2012

UBS Cashfund Inc.

November 9, 2012

Dear shareholder,

We present you with the semiannual report for UBS Cashfund Inc. (the “Fund”) for the six months ended September 30, 2012.

Performance
The seven-day current yield for the Fund as of September 30, 2012 was 0.01% (after fee waivers), unchanged from what it was on March 31, 2012. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)

The Fund’s yield remained low reflecting the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—or the “fed funds rate,” which is the rate banks charge one another for funds they borrow on an overnight basis—at a historically low range, continuing to depress yields on a wide range of short-term investments. (For more details on the Fed’s decision, see below.) As a result, the yields of the securities in which the Fund invests remained extremely low and, in turn, kept the Fund’s yield low.

UBS Cashfund Inc.

Investment goal:
Current income, stability of principal and high liquidity

Portfolio Manager:
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
January 20, 1978

Dividend payments:
Monthly

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow, the pace of the expansion decelerated during the reporting period. Looking back, the Commerce Department reported 4.1% gross domestic product (“GDP”) growth in the US for the fourth quarter of 2011, followed by figures of 2.0% and 1.3% over the first and second quarters of 2012, respectively. On October 26, 2012, after the Fund’s reporting period had ended, the Commerce Department’s initial estimate for third quarter 2012 GDP growth was 2.0%.

1

UBS Cashfund Inc.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Given considerably slower-than-anticipated economic growth, the Fed kept the federal funds rate at an extremely low level of between 0.00% and 0.25% during the period, and announced its intention to maintain this rate through mid-2015. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed previously announced a plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities (dubbed “Operation Twist”) by June 2012. By period end, the Fed had extended this June deadline through the end of 2012. Finally, in mid-September, the Fed introduced an anticipated third round of quantitative easing, which involves purchasing $40 billion of agency mortgage-backed securities on an open-ended basis each month. The Fed further noted that it would be willing to buy additional assets if it saw no improvement in the job market.

Q.	How did you position the Fund over the semi-annual period?
A.	We tactically adjusted the Fund's weighted average maturity (WAM) throughout the six-month review period. When the reporting period began, the Fund had a WAM of 21 days. By the end of the period, we lengthened the Fund's WAM to 49 days. Toward the latter part of the reporting period, concerns regarding the ongoing challenges in Europe were overshadowed by the Fed's third round of quantitative easing (“QE3”). Thus, in anticipation of further downward pressure on short-term interest rates with QE3, we significantly increased the Fund's WAM in September.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a high level of diversification over the six-month period, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. We typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

2

UBS Cashfund Inc.

Q.	What types of securities did you emphasize over the period?
A.	Several adjustments were made to the Fund’s sector positioning during the six-month period. We increased the Fund’s exposure to repurchase agreements and modestly added to its commercial paper allocation. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.) Conversely, we reduced our allocations to US government and agency obligations and slightly pared our exposures to certificates of deposit and short-term corporate obligations.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Although overall economic growth in the US economy decelerated during the reporting period, we believe it has enough momentum to continue expanding during the remainder of the year. That said, it’s likely that growth will be far from robust. We also believe that the Fed will maintain its accommodative monetary policy and that the European sovereign debt crisis will continue to trigger periods of market volatility. Finally, continuing regulatory uncertainty has been casting a shadow over money market funds for some time now, and will likely continue to do so. Against this backdrop, we anticipate continuing to manage the Fund with the goal of reducing risk and keeping it highly liquid.

3

UBS Cashfund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President UBS Cashfund Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS Cashfund Inc. Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six month period ended September 30, 2012. The views and opinions in the letter were current as of November 9, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

4

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2012 to September 30, 2012.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs-for example, exchange fees.

	Beginning account value April 1, 2012	Ending account value[1] September 30, 2012	Expenses paid during period[2] 04/01/12 - 09/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$1.00	0.20%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.07	1.01	0.20

[1] “Actual—Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2] Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half year period).

6

UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	09/30/12	03/31/12	9/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	(0.40)	(0.37)	(0.39)
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	(0.40)	(0.37)	(0.39)
Weighted average maturity[2]	49 days	21 days	42 days
Net assets (mm)	$643	$739	$805

Portfolio composition[3]	09/30/12	03/31/12	9/30/11
Commercial paper	51.4%	49.9%	48.7%
Repurchase agreements	15.2	3.0	7.9
US government and agency obligations	14.3	28.5	22.6
Certificates of deposit	14.0	16.0	19.1
Short-term corporate obligations	2.0	2.6	1.7
Other assets less liabilities	3.1	(0.0) [4]	(0.0) [4]
Total	100.0%	100.0%	100.0%

[1] Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2] The Fund’s portfolio is actively managed and its weighted average maturity will differ over time.
[3] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
[4] Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

7

UBS Cashfund Inc.
Statement of net assets—September 30, 2012
(unaudited)

	Face amount	Value
US government and agency obligations—14.36%
Federal Home Loan Bank
0.340%, due 10/01/12[1]	$1,000,000	$1,000,000
0.110%, due 10/02/12[2]	15,000,000	14,999,954
Federal Home Loan Mortgage Corp.*
0.178%, due 10/06/12[1]	10,000,000	9,997,591
0.173%, due 01/07/13[2]	10,000,000	9,995,291
US Treasury Bills
0.123%, due 02/07/13[2]	15,000,000	14,993,416
US Treasury Notes
4.000%, due 11/15/12	6,000,000	6,028,315
1.375%, due 02/15/13	10,000,000	10,044,655
1.750%, due 04/15/13	4,000,000	4,032,964
0.625%, due 04/30/13	4,000,000	4,009,581
0.375%, due 06/30/13	5,000,000	5,007,311
3.125%, due 08/31/13	7,000,000	7,186,625
0.125%, due 09/30/13	5,000,000	4,996,208
Total US government and agency obligations (cost—$92,291,911)		92,291,911
Certificates of deposit—14.01%
Banking-non-US—14.01%
Bank of Montreal
0.170%, due 10/09/12	10,000,000	10,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.360%, due 10/09/12	5,000,000	5,000,000
0.300%, due 12/13/12	5,000,000	5,000,000
Credit Agricole Corporate & Investment Bank
0.240%, due 10/04/12	5,000,000	5,000,000
Mizuho Corporate Bank Ltd.
0.170%, due 10/10/12	10,000,000	10,000,000
Norinchukin Bank
0.170%, due 10/03/12	10,000,000	10,000,000
Rabobank Nederland NV
0.519%, due 12/27/12[1]	5,000,000	5,000,000
Societe Generale
0.260%, due 10/03/12	10,000,000	10,000,000

8

UBS Cashfund Inc.
Statement of net assets—September 30, 2012
(unaudited)

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Sumitomo Mitsui Banking Corp.
0.320%, due 11/06/12	$10,000,000	$10,000,000
0.290%, due 12/19/12	5,000,000	5,000,000
Svenska Handelsbanken AB
0.180%, due 10/01/12	7,000,000	7,000,000
Swedbank AB
0.200%, due 11/14/12	5,000,000	5,000,000
Toronto-Dominion Bank
0.300%, due 01/18/13	3,000,000	3,000,907
Total certificates of deposit (cost—$90,000,907)		90,000,907
Commercial paper[2]—51.39%
Asset backed-auto & truck—2.64%
FCAR Owner Trust
0.240%, due 10/01/12	8,000,000	8,000,000
0.280%, due 11/01/12	2,000,000	1,999,518
0.250%, due 11/05/12	4,000,000	3,999,028
0.220%, due 11/15/12	3,000,000	2,999,175
		16,997,721
Asset backed-banking US—2.18%
Atlantis One Funding
0.230%, due 10/11/12	2,000,000	1,999,872
0.260%, due 11/16/12	7,000,000	6,997,674
0.350%, due 12/04/12	5,000,000	4,996,889
		13,994,435
Asset backed-miscellaneous—22.02%
Bryant Park Funding LLC
0.170%, due 10/01/12	3,000,000	3,000,000
0.180%, due 10/15/12	15,000,000	14,998,950
Chariot Funding LLC
0.210%, due 10/04/12	5,000,000	4,999,913
0.210%, due 12/13/12	5,000,000	4,997,871
0.210%, due 12/17/12	1,000,000	999,551
0.210%, due 12/18/12	5,000,000	4,997,725

9

UBS Cashfund Inc.
Statement of net assets—September 30, 2012
(unaudited)

	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Gotham Funding Corp.
0.230%, due 10/03/12	$5,000,000	$4,999,936
0.230%, due 11/07/12	4,000,000	3,999,054
Jupiter Securitization Co. LLC
0.210%, due 12/17/12	5,000,000	4,997,754
0.250%, due 01/07/13	11,000,000	10,992,514
Liberty Street Funding LLC
0.180%, due 11/21/12	10,000,000	9,997,450
Market Street Funding LLC
0.180%, due 10/18/12	5,000,000	4,999,575
0.220%, due 10/24/12	9,000,000	8,998,735
0.200%, due 12/04/12	5,000,000	4,998,222
Old Line Funding Corp.
0.200%, due 12/14/12	5,000,000	4,997,945
0.200%, due 12/17/12	5,000,000	4,997,861
0.350%, due 01/15/13	6,500,000	6,493,301
Regency Markets No. 1 LLC
0.210%, due 10/18/12	6,000,000	5,999,405
0.210%, due 10/25/12	4,000,000	3,999,440
Salisbury Receivables Co. LLC
0.220%, due 10/11/12	5,000,000	4,999,694
0.250%, due 10/11/12	6,000,000	5,999,583
0.210%, due 10/22/12	5,000,000	4,999,388
Sheffield Receivable Corp.
0.260%, due 10/05/12	4,000,000	3,999,884
Victory Receivables Corp.
0.200%, due 11/28/12	7,000,000	6,997,745
		141,461,496
Banking-non-US—6.85%
Banque et Caisse d’Epargne de l’Etat
0.300%, due 01/25/13	5,000,000	4,995,167

10

UBS Cashfund Inc.
Statement of net assets—September 30, 2012
(unaudited)

	Face amount	Value
Commercial paper[2]—(continued)
Banking-non-US—(concluded)
Caisse Centrale Desjardins du Quebec
0.180%, due 10/12/12	$11,000,000	$10,999,395
0.180%, due 10/25/12	7,000,000	6,999,160
Credit Suisse
0.240%, due 11/26/12	4,000,000	3,998,507
Oversea-Chinese Banking Corp. Ltd.
0.220%, due 11/02/12	5,000,000	4,999,022
Skandinaviska Enskilda Banken AB
0.375%, due 10/16/12	6,000,000	5,999,062
Svenska Handelsbanken
0.230%, due 12/13/12	6,000,000	5,997,202
		43,987,515
Banking-US—12.88%
BNP Paribas Finance, Inc.
0.170%, due 10/01/12	10,000,000	10,000,000
Deutsche Bank Financial LLC
0.260%, due 12/10/12	3,000,000	2,998,483
0.500%, due 03/20/13	5,000,000	4,988,194
ING (US) Funding LLC
0.230%, due 10/26/12	7,000,000	6,998,882
JPMorgan Chase & Co.
0.310%, due 12/24/12	7,000,000	6,994,937
Natixis US Finance Co. LLC
0.240%, due 10/04/12	8,000,000	7,999,840
Nordea North America, Inc.
0.315%, due 03/18/13	10,000,000	9,985,300
PNC Bank N.A.
0.250%, due 11/06/12	4,810,000	4,808,798
Societe Generale N.A., Inc.
0.180%, due 10/01/12	8,000,000	8,000,000
State Street Corp.
0.220%, due 01/04/13	10,000,000	9,994,194

11

UBS Cashfund Inc.
Statement of net assets—September 30, 2012
(unaudited)

	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—(concluded)
Toronto-Dominion Holdings USA, Inc.
0.175%, due 10/15/12	$10,000,000	$9,999,320
		82,767,948
Finance-captive automotive — 2.02%
Toyota Motor Credit Corp.
0.190%, due 10/23/12	1,000,000	999,884
0.220%, due 11/19/12	5,000,000	4,998,503
0.250%, due 01/22/13	7,000,000	6,994,507
		12,992,894
Finance-noncaptive diversified — 1.87%
General Electric Capital Corp.
0.290%, due 10/09/12	5,000,000	4,999,678
0.350%, due 10/15/12	7,000,000	6,999,047
		11,998,725
Insurance-life—0.93%
Prudential Funding LLC
0.230%, due 10/12/12	6,000,000	5,999,578
Total commercial paper (cost—$330,200,312)		330,200,312
Short-term corporate obligations—1.95%
Banking-non-US—0.78%
Royal Bank of Canada
0.558%, due 12/10/12[1]	5,000,000	5,004,264
Banking-US—0.55%
JP Morgan Chase Bank N.A.
0.468%, due 10/09/12[1]	3,500,000	3,500,000
Diversified manufacturing—0.62%
General Electric Capital Corp.
5.250%, due 10/19/12	4,000,000	4,009,516
Total short-term corporate obligations (cost—$12,513,780)		12,513,780

12

UBS Cashfund Inc.
Statement of net assets—September 30, 2012
(unaudited)

	Face amount	Value
Repurchase agreements—15.17%
Repurchase agreement dated 09/28/12 with Barclays
Capital, Inc., 0.200% due 10/01/12, collateralized
by $38,533,900 US Treasury Bonds, 4.375%
due 02/15/38; (value—$51,000,040); proceeds:
$50,000,833	$50,000,000	$50,000,000
Repurchase agreement dated 09/28/12 with Deutsche
Bank Securities, Inc., 0.150% due 10/01/12,
collateralized by $48,164,900 US Treasury Notes,
0.500% due 07/31/17; (value—$47,940,097);
proceeds: $47,000,588	47,000,000	47,000,000
Repurchase agreement dated 09/28/12 with State
Street Bank & Trust Co., 0.010% due 10/01/12,
collateralized by $444,464 US Treasury Notes,
2.375% due 09/30/14; (value—$468,354);
proceeds: $459,000	459,000	459,000
Total repurchase agreements (cost—$97,459,000)		97,459,000
Total investments which approximates cost for federal
income tax purposes (cost — $622,465,910) — 96.88%		622,465,910
Other assets in excess of liabilities — 3.12%		20,078,360
Net assets (applicable to 642,926,786 shares of
common stock outstanding equivalent to $1.00 per
share) — 100.00%		$642,544,270

13

UBS Cashfund Inc.
Statement of net assets—September 30, 2012
(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$92,291,911	$—	$92,291,911
Certificates of deposit	—	90,000,907	—	90,000,907
Commercial paper	—	330,200,312	—	330,200,312
Short-term corporate
obligations	—	12,513,780	—	12,513,780
Repurchase agreements	—	97,459,000	—	97,459,000
Total	$—	$622,465,910	$—	$622,465,910

At September 30, 2012, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	75.6%
Japan	9.3
Canada	5.8
Sweden	3.9
France	2.4
Netherlands	0.8
Luxembourg	0.8
Singapore	0.8
Switzerland	0.6
Total	100.0%

14

UBS Cashfund Inc.
Statement of net assets—September 30, 2012
(unaudited)

Portfolio footnotes

* On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1] Variable or floating rate security. The interest rate shown is the current rate as of September 30, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2] Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements	15

UBS Cashfund Inc.
Statement of operations

For the six months ended September 30, 2012 (unaudited)
Investment income:
Interest	$719,923
Expenses:
Investment advisory and administration fees	1,650,593
Transfer agency and related services fees	304,375
Professional fees	62,345
Reports and notices to shareholders	39,993
Custody and accounting fees	29,885
State registration fees	22,989
Insurance fees	10,645
Directors’ fees	10,613
Other expenses	19,124
2,150,562
Fee waivers and/or expense reimbursements by investment
advisor and administrator	(1,465,106)
Net expenses	685,456
Net investment income	34,467
Net realized gain	1,137
Net increase in net assets resulting from operations	$35,604

16	See accompanying notes to financial statements

UBS Cashfund Inc.
Statement of changes in net assets

	For the six months ended September 30, 2012 (unaudited)	For the year ended March 31, 2012
From operations:
Net investment income	$34,467	$82,004
Net realized gain (loss)	1,137	(1,266)
Net increase in net assets resulting
from operations	35,604	80,738
Dividends to shareholders from:
Net investment income	(34,467)	(82,004)
Net decrease in net assets from capital
share transactions	(96,215,524)	(138,166,087)
Net decrease in net assets	(96,214,387)	(138,167,353)
Net assets:
Beginning of period	738,758,657	876,926,010
End of period	$642,544,270	$738,758,657
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements	17

UBS Cashfund Inc.
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Six months ended September 30, 2012 (unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.0001
Dividends from net investment income	(0.0001)
Distributions from net realized gain	—
Total dividends and distributions	(0.0001)
Net asset value, end of period	$1.00
Total investment return[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense
reimbursements by advisor and administrator	0.62%[4]
Expenses after fee waivers and/or expense
reimbursements by advisor and administrator	0.20%[4]
Net investment income	0.01%[4]
Supplemental data:
Net assets, end of period (000’s)	$642,544

[1] The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2] Amount represents less than $0.00005 per share.
[3] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
[4] Annualized.
[5] The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

18	See accompanying notes to financial statements

UBS Cashfund Inc.
Financial highlights

Years ended March 31,
2012	2011[1]	2010	2009	2008
$1.00	$1.00	$1.00	$1.00	$1.00
0.0001	0.0001	0.0002	0.0158	0.0433
(0.0001)	(0.0001)	(0.0002)	(0.0158)	(0.0433)
—	(0.0000)[2]	(0.0003)	—	—
(0.0001)	(0.0001)	(0.0005)	(0.0158)	(0.0433)
$1.00	$1.00	$1.00	$1.00	$1.00
0.01%	0.02%	0.05%	1.59%	4.42%

0.61%	0.60%	0.59%	0.55%	0.54%

0.20%	0.27%	0.36%	0.55%	0.52%[5]
0.01%	0.01%	0.02%	1.61%	4.30%

$738,759	$876,926	$1,179,419	$2,301,669	$2,813,371

19

UBS Cashfund Inc.
Notes to financial statements (unaudited)

Organization and significant accounting policies
UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

20

UBS Cashfund Inc.
Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In December 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

21

UBS Cashfund Inc.
Notes to financial statements (unaudited)

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

22

UBS Cashfund Inc.
Notes to financial statements (unaudited)

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with affiliates
The Fund’s Board of Directors has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM. Under the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
Next $500 million	0.425
Next $500 million	0.390
Next $500 million	0.380
Next $500 million	0.350
Next $1.0 billion	0.345
Next $500 million	0.325
Next $500 million	0.315
Next $500 million	0.300
Next $500 million	0.290
Over $5.5 billion	0.280

23

UBS Cashfund Inc.
Notes to financial statements (unaudited)

At September 30, 2012, the Fund owed UBS Global AM $35,307 for investment advisory and administration fees, net of fee waivers/expense reimbursements.

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that the current Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the six months ended September 30, 2012, UBS Global AM voluntarily waived investment advisory and administration fees and/or reimbursed expenses totaling $1,465,106 for that purpose; such amount is not subject to future recoupment.

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Fund’s investment manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, would be reflected as securities lending income in the Statement of operations.

24

UBS Cashfund Inc.
Notes to financial statements (unaudited)

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $122,001,062. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the six months ended September 30, 2012, UBS Financial Services, Inc. received from BNY Mellon, not the Fund, $181,460 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily

25

UBS Cashfund Inc.
Notes to financial statements (unaudited)

basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At September 30, 2012, the Fund did not have any securities on loan.

Other liabilities and components of net assets
At September 30, 2012, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$1,766
Other accrued expenses*	241,783

* Excludes investment advisory and administration fees.

At September 30, 2012, the components of net assets were as follows:

Accumulated paid in capital	$642,500,454
Accumulated net realized gain	43,816
Net assets	$642,544,270

Capital share transactions
There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the six months ended September 30, 2012	For the year ended March 31, 2012
Shares sold	825,019,451	2,294,784,789
Shares repurchased	(921,266,031)	(2,433,024,929)
Dividends reinvested	31,056	74,053
Net decrease in shares outstanding	(96,215,524)	(138,166,087)

26

UBS Cashfund Inc.
Notes to financial statements (unaudited)

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the six months ended September 30, 2012 and the fiscal year ended March 31, 2012 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2013.

As of and during the period ended September 30, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended September 30, 2012, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

UBS Cashfund Inc.
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

28

UBS Cashfund Inc.
Board approval of investment advisory and
administration agreement (unaudited)

Background—At a meeting of the board of UBS Cashfund Inc. (the “Fund”) on July 17-18, 2012, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration agreement (the “Investment Advisory and Administration Agreement”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Directors initially discussed the materials provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement. The board also considered the nature, extent and quality of administrative,

29

UBS Cashfund Inc.
Board approval of investment advisory and
administration agreement (unaudited)

distribution, and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund, including the person primarily responsible for the day-today portfolio management of the Fund, and further recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $151 billion in assets under management as of March 31, 2012 and was part of the UBS Global Asset Management Division, which had approximately $620 billion in assets under management worldwide as of March 31, 2012. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

30

UBS Cashfund Inc.
Board approval of investment advisory and
administration agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Fund and considered the actual fee rate (after taking any waivers and/or reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s management fees, the board also received information from UBS Global AM with respect to fees paid by institutional or separate accounts; however, in management’s view, such fee information was not very relevant to the Fund because, among other reasons, separately managed and institutional accounts with a “cash” mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Fund is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the third quintile, while its total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report.

31

UBS Cashfund Inc.
Board approval of investment advisory and
administration agreement (unaudited)

(The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.) Management noted that the Fund’s Contractual Management Fee and Actual Management Fee were only slightly above the Expense Group medians.

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five- and ten-year periods ended April 30, 2012 and (b) annualized performance information for each year in the ten-year period ended April 30, 2012. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the second quintile for all comparative periods. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

32

UBS Cashfund Inc.
Board approval of investment advisory and
administration agreement (unaudited)

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee contained breakpoints. The board considered that the Fund’s asset level as of April 30, 2012 exceeded the first breakpoint and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM’s profitability data, the Contractual Management Fee and Actual Management Fee, and the breakpoints currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

33

UBS Cashfund Inc.
Board approval of investment advisory and
administration agreement (unaudited)

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

34

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Directors
Richard Q. Armstrong	Bernard H. Garil
Chairman	Heather R. Higgins
Alan S. Bernikow	Barry M. Mandinach
Richard R. Burt
Meyer Feldberg

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper	Robert Sabatino
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2012. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

     (a) Included as part of the report to shareholders filed under Item 1 of this form.
     (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 7, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 7, 2012